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                                                                   EXHIBIT 10.61


                     FIRST AMENDMENT TO AMENDED AND RESTATED
                       NOTE AND WARRANT PURCHASE AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED NOTE AND WARRANT PURCHASE AGREEMENT is made and entered into as of February 8, 2005 (this "Amendment"), by and among Harris Nesbitt Capital, Inc. (f/k/a BMO Nesbitt Burns Capital (U.S.), Inc.), a Delaware corporation ("HNC" or, in its capacity as agent, "Agent"), BMO Nesbitt Burns Employee Co-Investment Fund I (U.S.) L.P., a Delaware limited partnership ("U.S. Fund"), BMO Nesbitt Burns Employee Co-Investment Fund Trust, an Ontario trust ("Canada Trust"), JZ Equity Partners PLC, a company formed under the laws of England and Wales, ("Jordan"), Prism Mezzanine Fund SBIC, L.P., a Delaware limited partnership ("Prism" and, together with HNC, U.S. Fund, Canada Trust and Jordan, the "Purchasers"), Morton Industrial Group, Inc., a Georgia corporation (the "Company"), and each of the Subsidiaries of the Company executing a signature page hereto, as a Guarantor.

         WHEREAS, Agent, the Purchasers and certain other parties entered into that certain Amended and Restated Note and Warrant Purchase Agreement dated as of June 23, 2004 (as amended, modified or restated from time to time, the "Purchase Agreement");

         WHEREAS, the Company has requested that the Agent and the Purchasers amend certain provisions of the Purchase Agreement; and

         WHEREAS, the parties hereto have agreed to so amend the Purchase Agreement in accordance with the terms of this Amendment.

         NOW, THEREFORE, in consideration of the premises set forth above and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned parties agree as follows:

     1. Incorporation of the Agreement. All capitalized terms which are not defined herein shall have the same meanings as set forth in the Purchase Agreement. Except as specifically set forth herein, the Purchase Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto. All references to "this Agreement" and similar terms in the Purchase Agreement shall mean the Purchase Agreement as amended by this Agreement.

     2. Amendment of the Agreement. The Purchase Agreement is hereby amended as follows:

         (a) The definition of "Borrowing Base" contained in Section 5.1 of the Purchase Agreement is hereby amended and restated to read in its entirety as follows:

              "BORROWING BASE" shall have the meaning given such term in the Senior Credit Agreement as amended on or about
         February 8, 2005.

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         (b)  Section 8.10 of the Purchase Agreement is hereby amended by deleting the amount "$5,280,000" for Fiscal Year 2004 and replacing it with the amount "$5,400,000".

     3. Conditions of Effectiveness. Upon the satisfaction of all of the following conditions precedent, this Amendment shall be, and is hereby agreed to by the parties hereto to be, effective from and after December 31, 2004:

         (a) the Borrower, the Agent, the Lenders and the Guarantors shall have executed and delivered this Amendment;

         (b) the Agent shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Agent or its counsel may reasonably request;

         (c) legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel;

         (d) the Agent shall have received a certified copy of an amendment to the Senior Credit Agreement which shall be in form and substance acceptable to the Agent;

         (e)  the representations and warranties of the Company contained in
Section 4 of this Amendment shall be true and correct in all material respects as of the date hereof and as of the effective date of this Amendment; and

         (f) the Company shall have paid the Agent a fee for its account and the account of the Purchasers in the amount of $25,000.

     4. Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants as follows:

         (a) this Amendment has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed by the Company and constitutes the legal, valid and binding obligation of the Company, and is enforceable against the Company in accordance with its terms;

         (b) upon the effectiveness of this Amendment, the Company hereby reaffirms that all covenants, representations and warranties made in the Purchase Agreement and the other Operative Documents, to the extent that the same are not amended hereby, are true and complete in all material respects as if remade as of the effective date of this Amendment (except to the extent stated to relate to a specific earlier date, in which case such representations, warranties and covenants are true and correct as of such earlier date); and

         (c)  no Event of Default exists under the Purchase Agreement.

     5.  Reference to the Effect on the Purchase Agreement.

         (a) Upon the effectiveness of this Amendment, on and after the date of this Amendment, each reference in the Purchase Agreement to "this Agreement," "hereunder,"


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"hereof," "herein" or words of like import shall mean and be a reference to the
Agreement as amended hereby (except that for all purposes, the "date hereof" and words of similar import shall mean June 23, 2004).

         (b) Except as specifically modified above, the Purchase Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Purchasers, nor constitute a waiver of any provision of the Purchase Agreement or any other documents, instruments or agreements executed and/or delivered in connection therewith (except as expressly set forth herein). Nothing herein shall constitute a waiver by the Agent or the Purchasers of any existing or hereafter arising Event of Default nor shall the Agent's and the Purchasers' execution and delivery of this Amendment establish a course of dealing among the Agent, the Purchasers, the Company or any other obligor or in any other way obligate the Agent or any of the Purchasers to provide hereafter any further consents, waivers or modifications with respect to the Purchase Agreement.

     6. Collateral Documents. The Company may have herewith and heretofore executed and delivered to the Agent, on behalf of the Purchasers, certain Operative Documents, and the Company hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, the Operative Documents remain in full force and effect and the rights and remedies of the Agent and the Purchasers thereunder, the obligations of the Company thereunder and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for in the Operative Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

     7. Expenses. The Company agrees to pay on demand all costs and expenses of or incurred by the Agent and the Purchasers in connection with the negotiation, preparation, execution and delivery of this Amendment and the other instruments and documents executed and delivered in connection with the transactions described herein (including the filing or recording thereof), including the fees and expenses of counsel for the Agent and the Purchasers.

     8. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of Illinois.

     9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     10. Counterparts; Telefacsimile. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery


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of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

     11. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment and the Purchase Agreement. In the event an ambiguity or question of intent or interpretation arises, this Amendment and the Purchase Agreement as hereby amended shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment or the Purchase Agreement.

     12. Effectuation. The amendments to the Purchase Agreement contemplated by this Amendment shall be deemed effective immediately upon the full execution of this Amendment and without any further action required by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Amendment.

     13. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by facsimile, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof.

                            [SIGNATURE PAGE FOLLOWS]




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            SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED
                       NOTE AND WARRANT PURCHASE AGREEMENT


         IN WITNESS WHEREOF, the undersigned parties have executed this First Amendment to Amended and Restated Note and Warrant Purchase Agreement as of the day and year first above written.

                                        HARRIS NESBITT CAPITAL, INC. (f/k/a BMO
                                        NESBITT BURNS CAPITAL (U.S.), INC.),
                                        individually and as Agent

                                        By:    /s/ Douglas P. Sutton
                                              ----------------------------------
                                        Name: Douglas P. Sutton
                                              ----------------------------------
                                        Its:  Managing Director
                                              ----------------------------------

                                        BMO NESBITT BURNS EMPLOYEE CO-INVESTMENT
                                        FUND I (U.S.) L.P.

                                        By:    /s/ Douglas P. Sutton
                                              ----------------------------------
                                        Name: Douglas P. Sutton
                                              ----------------------------------
                                        Its:  Managing Director
                                              ----------------------------------

                                        BMO NESBITT BURNS EMPLOYEE CO-INVESTMENT
                                        FUND TRUST

                                        By:    /s/ Douglas P. Sutton
                                              ----------------------------------
                                        Name: Douglas P. Sutton
                                              ----------------------------------
                                        Its:  Managing Director
                                              ----------------------------------

                                        JZ EQUITY PARTNERS PLC

                                        By:    /s/ David W. Zalaznick
                                              ----------------------------------
                                        Name: David W. Zalaznick
                                              ----------------------------------
                                        Its:  Investment Advisor
                                              ----------------------------------

                                        PRISM MEZZANINE FUND SBIC, L.P.

                                        By:    /s/ Blaine A. Crissman
                                              ----------------------------------
                                        Name: Blaine A. Crissman
                                              ----------------------------------
                                        Its:  Partner
                                              ----------------------------------

                                        MORTON INDUSTRIAL GROUP, INC.


                                        By:   /s/ Rodney B. Harrison
                                              ----------------------------------
                                        Name: Rodney B. Harrison
                                              ----------------------------------
                                        Its:  VP of Finance
                                              ----------------------------------


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            SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED
                       NOTE AND WARRANT PURCHASE AGREEMENT
                                    (CONT'D)

                                        MORTON METALCRAFT CO.

                                        By:   /s/ Daryl R. Lindemann
                                              ----------------------------------
                                        Name: Daryl R. Lindemann
                                              ----------------------------------
                                        Its:  Vice President
                                              ----------------------------------

                                        MORTON METALCRAFT CO. OF NORTH CAROLINA

                                        By:   /s/ Daryl R. Lindemann
                                              ----------------------------------
                                        Name: Daryl R. Lindemann
                                              ----------------------------------
                                        Its:  Vice President
                                              ----------------------------------


                                        MORTON METALCRAFT CO. OF SOUTH CAROLINA

                                        By:   /s/ Daryl R. Lindemann
                                              ----------------------------------
                                        Name: Daryl R. Lindemann
                                              ----------------------------------
                                        Its:  Vice President
                                              ----------------------------------

                                        MID CENTRAL PLASTICS, INC.

                                        By:   /s/ Daryl R. Lindemann
                                              ----------------------------------
                                        Name: Daryl R. Lindemann
                                              ----------------------------------
                                        Its:  Vice President
                                              ----------------------------------

                                        B&W METAL FABRICATORS, INC.

                                        By:   /s/ Daryl R. Lindemann
                                              ----------------------------------
                                        Name: Daryl R. Lindemann
                                              ----------------------------------
                                        Its:  Vice President
                                              ----------------------------------